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                                                                    EXHIBIT 10.5

                             STOCK OPTION AGREEMENT

     This Stock Option Agreement (the "AGREEMENT"), made as of this 6th day of August, 1999 (the "DATE OF GRANT"), is between MigraTEC, Inc., a Florida corporation (the "COMPANY") and EAI Partners Inc., a Florida corporation ("OPTIONEE").

                            Introductory Statements

     Whereas, the parties hereto previously were parties to a certain Stock Option Agreement dated November 12, 1996, pursuant to which the parties had various duties and obligations pursuant to such agreement, and

     Whereas, the parties hereto desire to release each other of and from any and all obligations which either party may have had under such Stock Option Agreement, and

     Whereas, the Company desires to grant to Optionee certain rights, as provided hereunder, with respect to 5,903,614 shares (the "OPTION SHARES") of the Company's authorized but unissued common stock, no par value per share (the "COMMON STOCK"), and

     Whereas, the parties wish to replace the duties and obligations of the parties to said Stock Option Agreement with the duties and obligations of the parties contained in this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth, the parties hereof, intending to become legally bound, agree as follows:

     1. Grant of the Option. The Company hereby grants to Optionee the right and option to purchase, on the terms and conditions hereinafter set forth, the Option Shares (the "OPTION"). The per share purchase price of the first 1,903,614 Option Shares to become exercisable pursuant to this Option shall be $0.075 per share. Optionee agrees to exercise 1,000,000 shares of the first 1,903,614 Option Shares immediately upon signing this agreement by tendering payment of $75,000 to the Company. The per share purchase price of the next 2,000,000 Option Shares to become exercisable pursuant to this Option shall be the greater of (i) $0.20 or (ii) the Standard Exercise Price, as hereinafter defined. The per share purchase price of the final 2,000,000 Option Shares to become exercisable pursuant to this Option shall be the greater of (i) $0.50 or
(ii) the Standard Exercise Price. Notwithstanding the foregoing, in the event Optionee exercises an additional 333,333 shares of the first 1,903,614 Option Shares by tendering an additional payment of $25,000 to the Company on or before September 4, 1999, the per share purchase price of the final 2,000,000 Option Shares to become exercisable pursuant to this Option shall be the greater of $0.20 or the Standard Exercise Price. The Standard Exercise Price shall be defined as 50% of the average of the closing bid prices per share of the Common Stock for the five days immediately prior to the date of Optionee's exercise as traded on the Nasdaq OTC Bulletin Board or the principal exchange over which the Common Stock is traded immediately prior to the date of exercise.
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      2. Option Term. Subject to the provisions of Section 3, the term of the
Option and this Agreement shall begin immediately and continue until twelve months after the date the Company's Registration Statement (to be filed pursuant to Section 8) first becomes effective.

      3. Vesting and Expiration of Stock Options.

         This Option shall only be exercisable in accordance with the following vesting schedule:

Number of Shares          Vesting Date                         Expiration Date
----------------          ------------                         ---------------
   1,903,614              Immediate        30 days after the date the Company's Registration Statement (to be filed pursuant to
                                           Section 8) first becomes effective

   2,000,000              Immediate        6 months after the date the Company's Registration Statement (to be filed pursuant to
                                           Section 8) first becomes effective

   2,000,000              Immediate        12 months after the date the Company's Registration Statement (to be filed pursuant to
                                           Section 8) first becomes effective

     4. Exercise of the Option. This Option may be exercised as to Option Shares either in whole or in part but prior to expiration as specified in
Section 3 of this Agreement. Each exercise of the Option, or any part thereof, shall be evidenced by a notice in writing to the Company. The applicable exercise price of the Option Shares as to which to the Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company by wire transfer in immediately available funds to the account set forth on Exhibit A hereto.

     5. No Rights as Shareholder Until Exercise. Optionee acknowledges to the Company that Optionee shall not have any of the rights of a shareholder of the Company with respect to the Option Shares covered by this Agreement except to the extent that one or more certificates of such Option Shares shall have been delivered to Optionee, or Optionee has been determined to be a shareholder of record by the Company's Transfer Agent, upon due exercise of the Option granted hereunder.

     6. Adjustments Upon Changes in Capitalization or Reorganization. The number of Option Shares subject to this Option shall be adjusted from time to time as follows:

     (a) Subject to any required action by shareholders of the Company, the number of Option Shares subject to this Option, and the Exercise Price shall be proportionately and equitably adjusted for any increase or decrease in the number of shares issued and outstanding Common Stock as a result of a subdivision or consolidation (i.e. stock split) of shares or the declaration of a stock dividend (but only in shares of Common Stock).

     (b) Subject to any required action by shareholders of the Company, if the Company shall be the surviving corporation in any reorganization, merger or consolidation, and if a plan or
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agreement reflecting any such event is in effect that specifically provides for the change, conversion or exchange of the Common Stock, then any adjustment to the Option Shares subject to this Option shall not be inconsistent with the terms of any such plan or agreement.

     (c) In the event of a change in the Common Stock as presently constituted, which is limited to a change of par value into the same number of shares with a different par value or without par value, the Option Shares resulting from any such change shall be deemed to be the Option Shares within the meaning of this Agreement.

     (d) The Optionee shall have no rights by reason of: 1) any subdivision or consolidation of stock of any class other than Common Stock or 2) the payment of any stock dividend on other than Common Stock or 3) any other increase or decrease in the number of shares of stock of any class other than Common Stock by reason of any dissolution, liquidation, reorganization, merger or consolidation or 4) spinoff of assets or stock of another corporation, and any issue by the Company of shares of stock of any class other than Common Stock, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Option Shares subject to this Option.

     (e) The Optionee shall have no preemptive rights with respect to the Option Shares subject to this Option.

     7. Non-Transferability of the Option. This Option shall not be transferable and shall be exercisable only by Optionee.

     8. Registration.

     (a) The Company agrees to file with the Securities & Exchange Commission no later than August 31, 2000, a shelf registration statement ("REGISTRATION STATEMENT") for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Option Shares. The Registration Statement shall be on Form SB-1 under the Securities Act or another appropriate form permitting registration of such Option Shares for resale by the Optionee. The Company shall use its best efforts to cause such Registration Statement to be declared effective pursuant to the Securities Act as promptly as practicable following the filing thereof and to keep the Registration Statement continuously effective under the Securities Act throughout the period ending August 31, 2001 (except during periods following the filing of a post-effective amendment thereto and prior to the declaration of the effectiveness of such post-effective amendment; provided, the Company shall use its best efforts to cause any such post-effective amendment to be declared effective as soon as practicable), or such shorter period as may be specified by the Commission in amending Rule 144 or ending when there cease to be outstanding any restricted Option Shares ("Effectiveness Time"). In connection with such registration of the Option Shares, the Company shall use its reasonable efforts to register or qualify or cooperate with Optionee and respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Option Shares for offer and sale under the securities or "Blue Sky" laws of the state of Florida and such jurisdictions within the United States as Optionee reasonably requests in writing. Notwithstanding the foregoing, in the event the Company fails to file the Registration Statement by August 31, 2000, Optionee shall be entitled to purchase an additional 600,000 shares of common stock of the Company at the greater of (i) $0.50 per share, or
(ii) the Standard Exercise Price. In
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such event. Optionee's right to purchase such additional 600,000 shares shall begin or commence on September 1, 2000, and shall expire on August 31, 2001.

     (b) Optionee shall provide such information as is requested by the Company and cooperate fully with the Company's efforts to the cause the Registration Statement to be declared effective under the Securities Act.

     (c) The fees and expenses incident to the performance of or compliance with this section shall be borne by the Company whether or not the Registration Statement becomes effective and whether or not any securities are sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with the applicable state securities laws,
(ii) printing expenses, (iii) fees and disbursements of Counsel for the Company (but not counsel for the Optionee), (iv) fees and disbursements of the Company's independent certified public accountants, and (v) fees and expenses of all other persons retained for such purpose by the Company.

     9. COMPLIANCE WITH SECURITIES AND OTHER LAWS. In no event shall the Company be required to issue Option Shares under this Option if the issuance thereof would constitute a violation of applicable federal or state securities laws or regulations or a violation of any other law or regulation of any governmental or regulatory agency or authority or any national securities exchange. As a condition to any transfer of Option Shares, the Company may place legends on Option Shares, issue stop transfer orders, and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such laws or regulations, including, if the Company or its counsel deems it reasonably appropriate, further representation from Optionee that Optionee is acquiring the Option Shares solely for investment and not with a view to distribution and that no distribution of the Option Shares will be made unless such shares are registered pursuant to applicable securities laws, or in the opinion of counsel of the Company, such registration is unnecessary or not required.

     10. ORGANIZATION OF OPTIONEE. Optionee is a corporation duly organized under the laws of the State of Florida and is validly existing under the laws of Florida.

     11. AUTHORITY OF OPTIONEE. Optionee has full corporate power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance by Optionee of this Agreement have been duly authorized by the Optionee. This Agreement is a valid, binding and enforceable obligation of the Optionee, enforceable against it in accordance with its terms, except to the extent the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other laws and judicial decisions of general application relating to or affecting the enforcement of creditors' rights generally or by general equitable principles.

     12. ACCREDITED INVESTOR. Optionee is an "Accredited Investor" as such term is defined in Section 501(a) of the Securities Act. Optionee represents and warrants that is has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks
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of its investment in the Option and the Option Shares. Optionee has had the
opportunity to obtain from the Company any and all information, to the extent possessed by the Company or obtainable with reasonable efforts by the Company, necessary to evaluate the merits and risks of an investment in the Option and the Option Shares and has concluded, based on such information and other information previously known to Optionee, to invest in the Option and the Option Shares pursuant to the terms of this Agreement.

     13. Investment Purposes. Optionee hereby represents and warrants that it is acquiring the Option and the Option Shares for investment purposes only, for its own account, and not as nominee or agent for any other person or entity, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. Optionee has no agreement or other arrangement with any person or entity to sell, transfer or pledge any part of the Option Shares and has no plans to enter into any such agreement or arrangement.

     14. Restricted Security. Optionee acknowledges that the Option Shares are not currently registered under the Securities Act. Optionee further acknowledges that the representative of the Company has advised Optionee that no state or federal agency or instrumentality has made any finding or determination as the investment in the Option Shares, nor has any state or federal agency or instrumentality made any recommendation with respect to any purchase or investment in the Option Shares.

     15. Release of Prior Obligations. The parties hereto release each other of and from all duties and obligations which either party has or had, whether previously, currently or potentially in the future, under the Stock Option Agreement between the parties dated November 12, 1996, and agree that said Stock Option Agreement shall be deemed null and void as of the date first written above.

     16. Domicile. As of the date hereof, the principal business office of the Optionee is in the State of Florida.

     17. Notices. Any notice necessary under this Agreement shall be in writing, addressed (a) to the Company in care of its General Counsel at 12801 Stemmons Freeway, Suite 710, Dallas, Texas, 75234 and/or (b) to Optionee at 1900 Corporate Blvd., Suite 305 West, Boca Raton, Florida, 33431. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

     18. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

     19. Amendment of Agreement. This Agreement may be amended, altered, suspended, discontinued or terminated only by the mutual written consent of both parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
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                                                    MIGRATEC, INC.

                                                    By: /s/ CURTIS OVERSTREET
                                                        ---------------------
                                                    Name: Curtis Overstreet
                                                    Title: President


                                                    OPTIONEE:

                                                    EAI PARTNERS, INC.

                                                    By: /s/ MILTON H. BARBARCSH
                                                        -----------------------
                                                    Name: Milton H. Barbarcsh
                                                    Title: President